UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

Liberty Global plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

38 Hans Crescent, London, England		SW1X 0LZ
(Address of principal executive offices)		(Zip code)

+44.20.7190.6449

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 7, 2013, Liberty Global, Inc., a Delaware corporation (“Liberty Global”), Liberty Global plc, a public limited company organized under English law (formerly known as Lynx Europe Limited) (the “Company”) and Virgin Media Inc., a Delaware corporation (“Virgin Media”) completed the previously-announced business combination transaction pursuant to which the Company became the publicly-held parent company of the successors by merger to Liberty Global and Virgin Media (the “Mergers”). The Mergers were completed pursuant to the Agreement and Plan of Merger dated as of February 5, 2013, as amended on March 6, 2013 (the “Merger Agreement”), by and among Liberty Global, the Company, Lynx US MergerCo 1 LLC (“Lynx Merger Sub 1”), Lynx US MergerCo 2 LLC (“Lynx Merger Sub 2”), Viper US MergerCo 1 LLC (“Viper Merger Sub 1”), Viper US MergerCo 2 LLC (“Viper Merger Sub 2”) and Virgin Media. For more information regarding the Mergers, see the Company’s Current Report on Form 8-K filed on June 7, 2013.

In this Current Report, convenience translations into U.S. dollars are calculated as of June 11, 2013.

Existing Virgin Media Financing Agreements

On June 7, 2013, as result of the Mergers, Virgin Media and all of its subsidiaries became subsidiaries of the Company. Following the Mergers, the Company’s subsidiaries existing material financing arrangements comprised of:

Convertible Senior Notes

In April 2008, Virgin Media issued U.S. dollar denominated 6.50% convertible senior notes due 2016 with an aggregate principal amount at issuance of $1.0 billion (the “Convertible Notes”). Interest on the Convertible Notes is payable on May 15 and November 15 of each year. The Convertible Notes mature on November 15, 2016.

The Convertible Notes were issued pursuant to an indenture, dated as of April 16, 2008 (the “Convertible Notes Indenture”), between Virgin Media and The Bank of New York Mellon, as trustee (the “Trustee”). In connection with the Mergers, on June 7, 2013, a supplemental indenture (the “Convertible Notes Supplemental Indenture”) was entered into among the Company, Virgin Media Inc. (formerly Viper US MergerCo 1 Corp.), (as successor to Virgin Media, “New VMI”) and the Trustee. Pursuant to the Convertible Notes Supplemental Indenture, among other things, New VMI assumed and succeeded to the obligations of Virgin Media under the Convertible Notes Indenture, including the obligation to make principal and interest payments on the Convertible Notes, and the Company agreed to issue and deliver Class A ordinary shares and Class C ordinary shares of the Company to fulfill the conversion obligation of New VMI (as successor to Virgin Media) as specified in the Convertible Notes Indenture. In addition, pursuant to the Convertible Notes Supplemental Indenture, the Company assumed the obligations of Virgin Media, and became entitled to exercise any and all of Virgin Media’s rights, under a registration rights agreement dated April 16, 2008 between Virgin Media and certain parties thereto (the “Registration Rights Agreement”) and relating to the registration of the resale of the securities issuable upon conversion of the Convertible Notes.

The Convertible Notes Supplemental Indenture was executed in compliance with the Convertible Notes Indenture, which required the Company to enter into the Convertible Notes Supplemental Indenture because, as of and following the effective time of the Mergers, the Convertible Notes are exchangeable for (subject to further adjustment as provided in the Convertible Notes Indenture and subject to New

VMI’s right to settle in cash or a combination of stock and cash) 13.4339 Class A ordinary shares of the Company, 10.0312 Class C ordinary shares of the Company and $910.51 in cash (without interest) for each $1,000 in principal amount of Convertible Notes exchanged (the “Reference Property”). Because the Mergers constitute a “Fundamental Change” and a “Make-Whole Fundamental Change” under the Convertible Notes Indenture, if a holder of the Convertible Notes exchanges the Convertible Notes at any time from June 7, 2013 to, and including, July 9, 2013, the business day immediately prior to the related Fundamental Change Repurchase Date (as defined in the Convertible Notes Indenture) (the “Make-Whole Exchange Period”), such holder would instead receive, subject to the terms and conditions of the Convertible Notes Indenture, 13.8302 Class A ordinary shares of the Company, 10.3271 Class C ordinary shares of the Company and $937.37 in cash (without interest) for each $1,000 in principal amount of Convertible Notes exchanged (the “Make-Whole Reference Property”). A holder that elects to convert Convertible Notes after the Make-Whole Exchange Period, to the extent then convertible, would receive the Reference Property and not the Make-Whole Reference Property.

In addition, because the Mergers constitute a “Fundamental Change,” each holder of Convertible Notes can require New VMI (as successor to Virgin Media) to repurchase their Convertible Notes at a purchase price in cash of $1,000 per $1,000 principal amount of the Convertible Notes, plus accrued and unpaid interest up to but not including the date of repurchase of the Notes. New VMI launched the Fundamental Change repurchase offer on June 10, 2013 and the expiration date thereof is 5:00 p.m., New York City time, on July 9, 2013, and the related Fundamental Change Repurchase Date is July 10, 2013. New VMI has filed with the SEC a Tender Offer Statement on Schedule TO that provides more information with respect to such repurchase offer.

The Convertible Notes are convertible under certain circumstances as more fully-described in the Convertible Notes Indenture and Convertible Notes Supplemental Indenture, including, for example, as a result of the Mergers as described above and based on the relationship of the value of the Reference Property to the conversion price of the Notes. The Convertible Notes are non-callable.

Copies of the Convertible Notes Indenture, the Convertible Notes Supplemental Indenture, and the Registration Rights Agreement are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. The foregoing description of the Convertible Notes Indenture, the Convertible Notes Supplemental Indenture and the Registration Rights Agreement is qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.1, 4.2 and 4.3, respectively.

2018 Senior Secured Notes

On January 19, 2010, our wholly-owned subsidiary, Virgin Media Secured Finance PLC (the “Senior Secured Notes Issuer”) issued U.S. dollar denominated 6.50% senior secured notes due 2018 with an aggregate principal amount outstanding of $1.0 billion (the “2018 Dollar Notes”) and sterling denominated 7.00% senior secured notes due 2018 with an aggregate principal amount outstanding of £875.0 million ($1,364.4 million) (the “2018 Sterling Notes” and together with the 2018 Dollar Notes, the “2018 Notes”). Interest is payable on the 2018 Notes semi-annually on each June 15 and December 15. The 2018 Notes mature on January 15, 2018.

The 2018 Notes were issued pursuant to an indenture dated as of January 19, 2010 between, among others, the Senior Secured Notes Issuer, as issuer, Virgin Media, Virgin Media Investment Holdings Limited (“VMIH”), and certain subsidiaries of Virgin Media, as guarantors (the “Senior Secured Guarantors”), the Trustee, as trustee and paying agent, and The Bank of New York Mellon (Luxembourg) S.A., as Luxembourg paying agent (the “Luxembourg Paying Agent”) (the “2018 Indenture”). The 2018 Indenture was supplemented by the first supplemental indenture dated as of April 19, 2010 (the “2018 First Supplemental Indenture”), the second supplemental indenture dated as of May

17, 2010 (the “2018 Second Supplemental Indenture”), the third supplemental indenture dated as of June 10, 2010 (the “2018 Third Supplemental Indenture”), the fourth supplemental indenture dated as of February 18, 2011 (the “2018 Fourth Supplemental Indenture”) and the fifth supplemental indenture dated as of February 13, 2013 (the “2018 Fifth Supplemental Indenture”), each between, among others, the Senior Secured Notes Issuer and the Trustee. In connection with the Mergers, on June 7, 2013, a sixth supplemental indenture was entered into between, among others, the Senior Secured Notes Issuer, the Trustee and New VMI (as successor to Virgin Media) (the “2018 Sixth Supplemental Indenture”).

The 2018 Notes are senior obligations of the Senior Secured Notes Issuer, rank equally with all of the existing and future senior debt of the Senior Secured Notes Issuer and are senior to all existing and future subordinated debt of the Senior Secured Notes Issuer. The 2018 Notes are guaranteed on a senior basis by the Senior Secured Guarantors and are secured by liens on substantially all of the assets of the Senior Secured Notes Issuer and the Senior Secured Guarantors.

Subject to the circumstances described below, the 2018 Notes are non-callable until January 15, 2014. At any time prior to January 15, 2014, the Senior Secured Notes Issuer may redeem some or all of the 2018 Notes by paying a “make-whole” premium, which is the present value of all remaining scheduled interest payments to January 15, 2014 using the discount rate (as specified in the 2018 Indenture) as of the applicable redemption date plus 50 basis points.

The Senior Secured Notes Issuer may redeem some or all of the 2018 Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and Additional Amounts (as defined in the 2018 Indenture), if any, to the applicable redemption date, if redeemed during the twelve-month period commencing on January 15 of the years set forth below:

	Redemption Price
Year	2018 Dollar Notes	2018 Sterling Notes
2014	103.250%	103.500%
2015	101.625%	101.750%
2016 and thereafter	100.000%	100.000%

In addition, the Senior Secured Notes Issuer may redeem all, but not less than all, of the 2018 Notes at a price equal to their principal amount plus accrued and unpaid interest upon the occurrence of certain changes in tax law.

The 2018 Indenture, 2018 First Supplemental Indenture, 2018 Second Supplemental Indenture, 2018 Third Supplemental Indenture, 2018 Fourth Supplemental Indenture, 2018 Fifth Supplemental Indenture and 2018 Sixth Supplemental Indenture are attached hereto as Exhibits 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10, respectively, and incorporated herein by reference. The foregoing description of the 2018 Notes and the 2018 Indenture (as supplemented) is qualified in its entirety by reference to the full text thereof set forth in Exhibits 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10, respectively.

2021 Senior Secured Notes

On March 3, 2011, the Senior Secured Notes Issuer issued U.S. dollar denominated 5.25% senior secured notes due 2021 with an aggregate principal amount outstanding of $500.0 million (the “2021 Dollar Notes”) and sterling denominated 5.50% senior secured notes due 2021 with an aggregate principal amount outstanding of £650.0 million ($1,013.5 million) (the “2021 Sterling Notes” and together with the 2021 Dollar Notes, the “2021 Notes”). Interest is payable on the 2021 Notes on January 15 and July 15 each year. The 2021 Notes mature on January 15, 2021.

The 2021 Notes were issued pursuant to an indenture dated as of March 3, 2011, between, among others, the Senior Secured Notes Issuer, the Senior Secured Guarantors, the Trustee and the Luxembourg Paying Agent (the “2021 Indenture”). In connection with the Mergers, on June 7, 2013, a first supplemental indenture was entered into between, among others, the Senior Secured Notes Issuer, the Trustee, and New VMI, as successor to Virgin Media (the “2021 Supplemental Indenture”).

The 2021 Notes are senior obligations of the Senior Secured Notes Issuer, rank equally with all of the existing and future senior debt of the Senior Secured Notes Issuer and are senior to all existing and future subordinated debt of the Senior Secured Notes Issuer. The 2021 Notes are guaranteed on a senior basis by Senior Secured Guarantors and are secured by liens on substantially all of the assets of the Senior Secured Notes Issuer and the Senior Secured Guarantors.

The 2021 Notes are non-callable. At any time prior to maturity, the Senior Secured Notes Issuer may redeem some or all of the 2021 Notes by paying a “make-whole” premium, which is the present value of all remaining scheduled interest payments to January 15, 2021 using the discount rate (as specified in the 2021 Indenture) as of the applicable redemption date plus 25 basis points. In addition, the Senior Secured Notes Issuer may redeem all, but not less than all, of the 2021 Notes at a price equal to their principal amount plus accrued and unpaid interest upon the occurrence of certain changes in tax law.

Pursuant to the terms of the 2021 Notes, following the consummation of a “Change of Control” (as defined in the 2021 Indenture) holders of the 2021 Notes have the right to require the Senior Secured Notes Issuer to purchase all or a portion of such holders’ notes, plus any accrued and unpaid interest up to, but not including, the date of purchase. On May 3, 2013, the Senior Secured Notes Issuer launched a change of control offer as the completion of the Mergers would constitute a “Change of Control” under the 2021 Indenture. The change of control offer for the 2021 Notes expired on June 7, 2013, and, on June 11, 2013, the Senior Secured Notes Issuer purchased $52.1 million aggregate principal amount of the 2021 Dollar Notes and £21.6 million ($33.7 million) aggregate principal amount of the 2021 Sterling Notes, which were validly tendered and not withdrawn in the change of control offer for the 2021 Notes. After the completion of the change of control offer, there was $447.9 million aggregate principal amount of the 2021 Dollar Notes outstanding and £628.4 million ($979.9 million) aggregate principal amount of the 2021 Sterling Notes outstanding.

The 2021 Indenture and the 2021 Supplemental Indenture are attached hereto as Exhibits 4.11 and 4.12, respectively, and incorporated herein by reference. The foregoing description of the 2021 Notes and the 2021 Indenture (as supplemented) is qualified in its entirety by reference the full text thereof set forth in Exhibits 4.11 and 4.12, respectively.

New Financing Agreements

In connection with the Mergers, the following new financing arrangements were consummated:

Senior Secured Notes

On June 7, 2013, the Senior Secured Notes Issuer entered into an accession agreement (the “New 2021 Notes Agreement”) among the Senior Secured Notes Issuer, as acceding issuer, Lynx I Corp., as old issuer (the “Old Senior Secured Notes Issuer”), and the Trustee, whereby the Senior Secured Notes Issuer acceded as issuer and assumed the obligations of the Old Senior Secured Notes Issuer under (i) the Indenture dated as of February 22, 2013, between, among others, the Old Senior Secured Notes Issuer, the Trustee and the Luxembourg Paying Agent (the “New 2021 Indenture”), and (ii) the global notes representing the U.S. dollar denominated 5.375% Senior Secured Notes due April 15, 2021 with an aggregate principal amount outstanding of $1.0 billion (the “New 2021 Dollar Notes”) and sterling denominated 6.0% Senior Secured Notes due April 15, 2021 with an aggregate principal amount outstanding of £1.1 billion ($1.7 billion) (together with the New 2021 Dollar Notes, the “New 2021 Notes”). On June 7, 2013, the Senior Secured Guarantors entered into a First Supplemental Indenture (the “New 2021 Supplemental Indenture”) between, among others, the Senior Secured Notes Issuer, the Senior Secured Guarantors and the Trustee, in relation to the New 2021 Indenture, whereby each of the Senior Secured Guarantors guaranteed the New 2021 Notes on a senior basis.

The New 2021 Notes Agreement, the New 2021 Indenture and the New 2021 Supplemental Indenture are attached hereto as Exhibits 4.13, 4.14 and 4.15, respectively, and are incorporated herein by reference. The foregoing description of the New 2021 Indenture, the New 2021 Notes Agreement and New 2021 Supplemental Indenture is qualified in its entirety by reference to the full text thereof set forth in Exhibits 4.13, 4.14 and 4.15, respectively.

Senior Notes

On June 7, 2013, the Senior Notes Issuer entered into an accession agreement (the “New 2023 Notes Agreement”) among the Senior Notes Issuer, as acceding issuer, Lynx II Corp., as old issuer (the “Old Senior Notes Issuer”) and the Trustee, whereby the Senior Notes Issuer acceded as issuer and assumed the obligations of the Old Senior Notes Issuer under (i) the Indenture dated as of February 22, 2013, between, among others, the Old Senior Notes Issuer, the Trustee and the Luxembourg Paying

Agent (the “New 2023 Indenture”), and (ii) the global notes representing the U.S. dollar denominated 6.375% Senior Notes due April 15, 2023 with an aggregate principal amount outstanding of $530.0 million (the “New 2023 Dollar Notes”) and sterling denominated 7.0% Senior Notes due April 15, 2023 with an aggregate principal amount outstanding of £250.0 million ($389.8 million) (together with the New 2023 Dollar Notes, the “New 2023 Notes”). On June 7, 2013, the Senior Notes Guarantors entered into a First Supplemental Indenture (the “New 2023 Supplemental Indenture”) between, among others, the Senior Notes Issuer, the Senior Notes Guarantors and the Trustee, in relation to the New 2023 Indenture, whereby each of New VMI, Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc. and Virgin Media Communications Limited guaranteed the New 2023 Notes on a senior basis and each of VMIH and VMIL guaranteed the New 2023 Notes on a senior subordinated basis.

The New 2023 Notes Agreement, the New 2023 Indenture and the New 2023 Supplemental Indenture are attached hereto as Exhibits 4.16, 4.17 and 4.18, respectively, and are incorporated herein by reference. The foregoing description of the New 2023 Indenture, the New 2023 Notes Agreement and the New 2023 Supplemental Indenture is qualified in its entirety by reference to the full text thereof set forth in Exhibits 4.16, 4.17 and 4.18, respectively.

Senior Secured Credit Facility

On June 7, 2013, the Senior Notes Issuer, as parent, together with certain other subsidiaries of New VMI as borrowers and guarantors entered into a new senior secured credit facility agreement (the “Senior Secured Credit Facility”), pursuant to which the lenders thereunder agreed to provide the borrowers with (a) a £375.0 million ($584.7 million) term loan (“TLA”); (b) a $2,755.0 million term loan (“TLB”); (c) a £600.0 million ($935.6 million) term loan (“TLC”) (together with TLA and TLB, the “Term Loans”); and (d) a £660.0 million ($1,029.1 million) revolving credit facility (which includes a letter of credit, guarantee and performance bond facility) (the “RCF”). On June 7, 2013 and June 10, 2013, New VMI borrowed all available amounts under the Term Loans.

The Term Loans are repayable at maturity. The maturity date of the Senior Secured Credit Facility is the earliest to occur of (a) in respect of TLA and the RCF, the date falling on the sixth year anniversary of the date of the Senior Secured Credit Facility; (b) in respect of TLB and TLC, the date falling on the seventh year anniversary of the date of the Senior Secured Credit Facility; and (c) in each case, the date on which the Senior Secured Credit Facility has been fully repaid and cancelled.

A portion of the amounts borrowed under the Term Loans were used to repay existing debt of the New VMI borrower group and related fees and expenses. The remaining proceeds from the Term Loans of approximately $1.5 billion and availability under the RCF are available for general corporate purposes, including loans or distributions to other subsidiaries of the Company.

The interest rates payable are as follows: (a) TLA, 3.25% per annum, (b) TLB, 2.75% per annum, (c) TLC, 3.75% per annum, and (d) RCF, 3.25% per annum, in each case, plus any mandatory cost (which is the cost of compliance with reserve asset, liquidity, cash margin, special deposit or other like requirements) and either EURIBOR (for loans in euro) or LIBOR (for loans in sterling or dollars).

TLB and TLC are subject to a LIBOR floor of 0.75% per annum and are also subject to a 0.5% fee that will be set off against the proceeds of such tranches when the same are disbursed to the borrowers. With respect to any available but undrawn amounts under the RCF, the borrowers must pay a commitment fee on such amounts at 40% of the RCF margin.

The Senior Secured Credit Facility requires that members of the New VMI borrower group that generate not less than 80% of such group’s EBITDA (as defined in the Senior Secured Credit Facility) in any financial year, guarantee the payment of all sums payable under the Senior Secured Credit Facility and such group members are required to grant first-ranking security over all or substantially all of their assets to secure the payment of all sums payable thereunder. In addition, the holding company of each borrower must give a share pledge over its shares in such borrower.

In addition to mandatory prepayments which must be made for certain disposal proceeds (subject to certain de minimis thresholds), the lenders may cancel their commitments and declare the loans due and payable after 30 business days following the occurrence of a change of control in respect of the New VMI borrower group, subject to certain exceptions.

The Senior Secured Credit Facility requires the New VMI borrower group to maintain a senior net debt leverage ratio, tested as of the end of each six-month period covering two quarterly accounting periods, of no more than 4.25 to 1.00; and at total net debt leverage ratio, tested as of the end of each six-month period covering two quarterly accounting periods, of no more than 5.50 to 1.00.

The Senior Secured Credit Facility contains certain customary events of default, the occurrence of which, subject to certain exceptions and materiality qualifications, would allow the lenders to (a) cancel the total commitments, (b) accelerate all outstanding loans and terminate their commitments thereunder and/or (c) declare that all or part of the loans be payable on demand. The Senior Secured Credit Facility contains certain representations and warranties customary for facilities of this type, which are subject to exceptions, baskets and materiality qualifications.

The Senior Secured Credit Facility restricts the ability of the members of the New VMI borrower group to, among other things, incur or guarantee certain financial indebtedness; make certain disposals and acquisitions or create certain security interests over their assets. In each case, subject to carve-outs from such limitations.

The Senior Secured Credit Facility also requires the borrowers to observe certain affirmative undertakings or covenants, which are subject to materiality and other customary and agreed exceptions.

The Senior Secured Credit Facility is attached hereto as Exhibit 4.19 and is incorporated herein by reference. The foregoing description of the Senior Secured Credit Facility is qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.19.

MergerCo Bridge Facility Agreement

On June 5, 2013, our wholly owned subsidiary, New VMI (formerly Viper Merger Sub 1) entered into a short-term unsecured bridge credit facility agreement as borrower with, our wholly owned subsidiary, UnitedGlobalCom, Inc. (“UGC”) as guarantor and The Royal Bank of Scotland Plc as lender in an aggregate principal amount of approximately $3.545 billion (the “MergerCo Bridge Facility Agreement”).

The final maturity date of the MergerCo Bridge Facility Agreement was the earlier to occur of the date falling three business days after the completion date of the Merger and June 19, 2013. All amounts borrowed under the MergerCo Bridge Facility Agreement were required to be applied towards paying the consideration for the acquisition undertaken pursuant to the Merger and any related fees, costs and expenses. The Company repaid the amounts borrowed under the MergerCo Bridge Facility Agreement on June 12, 2013.

There was no margin or interest payable by the borrower under the MergerCo Bridge Facility Agreement. However, the borrower agreed to pay to the lender a commitment fee.

The MergerCo Bridge Facility Agreement was an unsecured credit facility. However, the lender benefited from a guarantee and indemnity of the payment obligations of the borrower issued by UGC.

The borrower made certain representations and warranties in favor of the lender (including with respect to its corporate status, capacity and authority to enter into the finance documents, its solvency, the binding nature of its obligations and the non-conflict of such obligations with its other obligations, as to the activities that it carries out and the accuracy of the information provided). It also gave certain customary undertakings (including the maintenance of necessary authorisations, compliance with laws and the pari passu ranking of the loan).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture for 6.50% Convertible Senior Notes due 2016, dated as of April 16, 2008, between Virgin Media Inc. and The Bank of New York, as trustee (including form of 6.50% Convertible Senior Note due 2016) (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Virgin Media Inc. filed on April 16, 2008 (File No. 000-50886) (the “Virgin Media April 2008 8-K”)).

4.2	Supplemental Indenture, dated as of June 7, 2013, among Liberty Global plc, Viper US MergerCo 1 Corp. (now known as Virgin Media Inc.) and The Bank of New York Mellon, as Trustee.

4.3	Registration Rights Agreement for 6.50% Convertible Senior Notes due 2016, dated as of April 16, 2008, between Virgin Media Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit 4.2 to the Virgin Media April 2008 8-K).

4.4	Indenture, dated as of January 19, 2010, among Virgin Media Secured Finance PLC, the guarantors party thereto, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (incorporated by reference to Exhibit 4.1 to Virgin Media’s Current Report on Form 8-K filed on January 20, 2010 (File No. 000-50886)).

4.5	First Supplemental Indenture, dated as of April 19, 2010, among Virgin Media SFA Finance Limited, Virgin Media Secured Finance PLC and The Bank of New York Mellon as trustee (incorporated by reference to Exhibit 4.6 to Virgin Media’s Registration Statement on Form S-4 filed on June 15, 2010 (File No. 333-167532) (the “Virgin Media June 2010 S-4”)).

4.6	Second Supplemental Indenture, dated as of May 17, 2010, among General Cable Investments Limited, NTL Funding Limited, Telewest Communications Holdco Limited, VM Sundial Limited, Virgin Media Secured Finance PLC and The Bank of New York Mellon as trustee (incorporated by reference to Exhibit 4.7 to the Virgin Media June 2010 S-4).

4.7	Third Supplemental Indenture, dated as of June 10, 2010, among Telewest Communications (Cumbernauld) Limited, Telewest Communications (Dumbarton) Limited, Telewest Communications (Falkirk) Limited, Telewest Communications (Glenrothes) Limited, Barnsley Cable Communications Limited, Doncaster Cable Communications Limited, Halifax Cable Communications Limited, Wakefield Cable Communications Limited, Virgin Media Secured Finance PLC and The Bank of New York Mellon as trustee (incorporated by reference to Exhibit 4.8 to the Virgin Media June 2010 S-4).

4.8	Fourth Supplemental Indenture, dated as of February 18, 2011, between, among others, VMWH Limited, Virgin Media Secured Finance PLC and The Bank of New York Mellon as trustee (incorporated by reference to Exhibit 4.23 to Virgin Media’s Annual Report on Form 10-K filed on February 22, 2011 (File No. 000-50886) (the “Virgin Media 2010 10-K”)).

4.9	Fifth Supplemental Indenture, dated as of February 13, 2013, between, among others, Virgin Media Secured

Finance PLC, Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Investment Holdings Limited, the Subsidiary Guarantors named therein, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent (incorporated by reference to Exhibit 4.1 to Virgin Media’s Current Report on Form 8-K filed on February 15, 2013 (File No. 000-50886)).

4.10	Sixth Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent.

4.11	Indenture, dated as of March 3, 2011, among Virgin Media Secured Finance PLC, the guarantors party thereto, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (incorporated by reference to Exhibit 4.1 to Virgin Media’s Current Report on Form 8-K filed on March 3, 2011 (File No. 000-50886)).

4.12	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent.

4.13	Accession Agreement, dated as of June 7, 2013, among Virgin Media Secured Finance PLC, as acceding issuer, Lynx I Corp. and The Bank of New York Mellon, as trustee and paying agent.

4.14	Indenture, dated as of February 22, 2013, among others, Lynx I Corp., as issuer, The Bank of New York Mellon, London Branch, as trustee, transfer agent and principal paying agent, The Bank of New York Mellon, as paying agents and Newco security trustee (incorporated by reference to Exhibit 4.1 to Liberty Global’s Current Report on Form 8-K/A filed February 27, 2013 (File No. 000-51360) (the “Liberty Global February 2013 8-K/A”)).

4.15	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC and The Bank of New York Mellon, as trustee and paying agent.

4.16	Accession Agreement, dated as of June 7, 2013, among Lynx II Corp., Virgin Media Finance PLC and The Bank of New York Mellon, as trustee and paying agent.

4.17	Indenture, dated as of February 22, 2013, among Lynx II Corp., as issuer, The Bank of New York Mellon, London Branch, as trustee, transfer agent and principal paying agent and The Bank of New York Mellon, as paying agents and Newco security trustee (incorporated by reference to Exhibit 4.2 to the Liberty Global February 2013 8-K/A).

4.18	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Finance PLC, Virgin Media Inc. and The Bank of New York Mellon, as trustee and paying agent.

4.19	Senior Facilities Agreement, dated June 7, 2013, among, among others, Virgin Media Finance PLC, certain other subsidiaries of Virgin Media Inc. and the lenders thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2013

Liberty Global plc

By:	/s/ Randy L. Lazzell
Randy L. Lazzell
Vice President

EXHIBITS

Exhibit No.	Description

4.1	Indenture for 6.50% Convertible Senior Notes due 2016, dated as of April 16, 2008, between Virgin Media Inc. and The Bank of New York, as trustee (including form of 6.50% Convertible Senior Note due 2016) (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Virgin Media Inc. filed on April 16, 2008 (File No. 000-50886) (the “Virgin Media April 2008 8-K”)).

4.2	Supplemental Indenture, dated as of June 7, 2013, among Liberty Global plc, Viper US MergerCo 1 Corp. (now known as Virgin Media Inc.) and The Bank of New York Mellon, as Trustee.

4.3	Registration Rights Agreement for 6.50% Convertible Senior Notes due 2016, dated as of April 16, 2008, between Virgin Media Inc. and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit 4.2 to the Virgin Media April 2008 8-K).

4.4	Indenture, dated as of January 19, 2010, among Virgin Media Secured Finance PLC, the guarantors party thereto, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (incorporated by reference to Exhibit 4.1 to Virgin Media’s Current Report on Form 8-K filed on January 20, 2010 (File No. 000-50886)).

4.5	First Supplemental Indenture, dated as of April 19, 2010, among Virgin Media SFA Finance Limited, Virgin Media Secured Finance PLC and The Bank of New York Mellon as trustee (incorporated by reference to Exhibit 4.6 to Virgin Media’s Registration Statement on Form S-4 filed on June 15, 2010 (File No. 333-167532) (the “Virgin Media June 2010 S-4”)).

4.6	Second Supplemental Indenture, dated as of May 17, 2010, among General Cable Investments Limited, NTL Funding Limited, Telewest Communications Holdco Limited, VM Sundial Limited, Virgin Media Secured Finance PLC and The Bank of New York Mellon as trustee (incorporated by reference to Exhibit 4.7 to the Virgin Media June 2010 S-4).

4.7	Third Supplemental Indenture, dated as of June 10, 2010, among Telewest Communications (Cumbernauld) Limited, Telewest Communications (Dumbarton) Limited, Telewest Communications (Falkirk) Limited, Telewest Communications (Glenrothes) Limited, Barnsley Cable Communications Limited, Doncaster Cable Communications Limited, Halifax Cable Communications Limited, Wakefield Cable Communications Limited, Virgin Media Secured Finance PLC and The Bank of New York Mellon as trustee (incorporated by reference to Exhibit 4.8 to the Virgin Media June 2010 S-4).

4.8	Fourth Supplemental Indenture, dated as of February 18, 2011, between, among others, VMWH Limited, Virgin Media Secured Finance PLC and The Bank of New York Mellon as trustee (incorporated by reference to Exhibit 4.23 to Virgin Media’s Annual Report on Form 10-K filed on February 22, 2011 (File No. 000-50886) (the “Virgin Media 2010 10-K”)).

4.9	Fifth Supplemental Indenture, dated as of February 13, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Investment Holdings Limited, the Subsidiary Guarantors named therein, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent (incorporated by reference to Exhibit 4.1 to Virgin Media’s Current Report on Form 8-K filed on February 15, 2013 (File No. 000-50886)).

4.10	Sixth Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent.

4.11	Indenture, dated as of March 3, 2011, among Virgin Media Secured Finance PLC, the guarantors party thereto, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg paying agent (incorporated by reference to Exhibit 4.1 to Virgin Media’s Current Report on Form 8-K filed on March 3, 2011 (File No. 000-50886)).

4.12	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC, Virgin Media Inc. and The Bank of New York Mellon as trustee and paying agent.

4.13	Accession Agreement, dated as of June 7, 2013, among Virgin Media Secured Finance PLC, as acceding issuer, Lynx I Corp. and The Bank of New York Mellon, as trustee and paying agent.

4.14	Indenture, dated as of February 22, 2013, among others, Lynx I Corp., as issuer, The Bank of New York Mellon, London Branch, as trustee, transfer agent and principal paying agent, The Bank of New York Mellon, as paying agents and Newco security trustee (incorporated by reference to Exhibit 4.1 to Liberty Global’s Current Report on Form 8-K/A filed February 27, 2013 (File No. 000-51360) (the “Liberty Global February 2013 8-K/A”)).

4.15	First Supplemental Indenture, dated as of June 7, 2013, between, among others, Virgin Media Secured Finance PLC and The Bank of New York Mellon, as trustee and paying agent.

4.16	Accession Agreement, dated as of June 7, 2013, among Lynx II Corp., Virgin Media Finance PLC and The Bank of New York Mellon, as trustee and paying agent.

4.17	Indenture, dated as of February 22, 2013, among Lynx II Corp., as issuer, The Bank of New York Mellon, London Branch, as trustee, transfer agent and principal paying agent and The Bank of New York Mellon, as paying agents and Newco security trustee (incorporated by reference to Exhibit 4.2 to the Liberty Global February 2013 8-K/A).

4.18	First Supplemental Indenture, dated June 7, 2013, between, among others, Virgin Media Finance PLC, Virgin Media Inc. and The Bank of New York Mellon, as trustee and paying agent.

4.19	Senior Facilities Agreement, dated as of June 7, 2013, among, among others, Virgin Media Finance PLC, certain other subsidiaries of Virgin Media Inc. and the lenders thereto.